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                                                                   EXHIBIT 23.17






                       CONSENT OF INDEPENDENT ACCOUNTANTS

                       ___________________________________


We consent to the inclusion in this Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 (File No. 33-90756) of our report dated January 30, 1997, on our audit of the financial statements of The Millburn World Resource Trust.

We also consent to the reference to our Firm under the caption "Experts".

                                   /s/ COOPERS & LYBRAND L.L.P.

                                   COOPERS & LYBRAND L.L.P.


New York, New York
February 14, 1997